UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2006

QuadraMed Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32283	52-1992861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12110 Sunset Hills Road, Suite 600, Reston, VA 20190

(Address of principal executive office and zip code)

(703) 709-2300

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.
ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

SIGNATURES

EXHIBIT INDEX

EXHIBIT 99.1	QUADRAMED CORPORATION PRESS RELEASE, DATED JUNE 1, 2006.

EXHIBIT 99.2	QUADRAMED CORPORATION FBR 2006 GROWTH INVESTOR CONFERENCE SLIDES, DATED JUNE 1, 2006.

EXHIBIT 99.3	QUADRAMED CORPORATION FBR 2006 GROWTH INVESTOR CONFERENCE TRANSCRIPT, DATED JUNE 1, 2006.

ITEM 8.01	OTHER EVENTS.

Investment Community Conference Call

On June 1, 2006, QuadraMed Corporation (the “Company”) issued a press release announcing that Keith B. Hagen, the Company’s President and Chief Executive Officer, would make a presentation on the Company’s strategy and financial performance at the FBR 2006 Growth Investor Conference on June 1, 2006. This Press Release also announced the broadcast of this presentation on the conference’s homepage (http://www.fbr.com/growth06) and the availability of the presentation on the Company’s Investor Relations section of its website after the conference (http://www.quadramed.com/web/corporate/investor_relations.cfm).

A copy of the Press Release is furnished as Exhibit 99.1, a copy of the slides from Mr. Hagen’s presentation is furnished as Exhibit 99.2, and a copy of the transcript of Mr. Hagen’s presentation is furnished as Exhibit 99.3, and all are incorporated herein by reference in response to this Item 8.01.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit 99.1	QuadraMed Corporation Press Release, dated June 1, 2006.

Exhibit 99.2	QuadraMed Corporation FBR 2006 Growth Investor Conference Slides, dated June 1, 2006.

Exhibit 99.3	QuadraMed Corporation FBR 2006 Growth Investor Conference Transcript, dated June 1, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 7, 2006

QuadraMed Corporation

/s/ David L. Piazza
David L. Piazza, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	QuadraMed Corporation Press Release, dated June 1, 2006.

99.2	QuadraMed Corporation FBR 2006 Growth Investor Conference Slides, dated June 1, 2006.

99.3	QuadraMed Corporation FBR 2006 Growth Investor Conference Transcript, dated June 1, 2006.

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